                                                                    Exhibit 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350),
the undersigned,  Amine Selmani, Chief Executive Officer of BioSyntech,  Inc., a
Nevada corporation (the "Company"), does hereby certify, to his knowledge, that:

The Annual Report on Form 10-KSB for the fiscal year ended March 31, 2003 of the
Company (the "Report") fully complies with the  requirements of section 13(a) or
15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                                 /s/Amine Selmani
                                                 -------------------------------
                                                 Amine Selmani, PhD
                                                 Chief Executive Officer
                                                 July 14, 2003